MFS(R) INFLATION-ADJUSTED BOND FUND

                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND

                            MFS(R) RESEARCH BOND FUND

                        Supplement to Current Prospectus

For MFS Inflation-Adjusted Bond Fund and MFS Research Bond Fund, effective May 1, 2006, the following sentences are inserted after the fourth sentence of the paragraph entitled "Distribution and Service Fees" under section V "Description of Share Classes":

Assets attributable to class B shares sold prior to May 1, 2006 are subject to the 0.25% per annum class B service fee. Assets attributable to all other class B shares are currently subject to a class B service fee equal to 0.15%; the remaining portion is not in effect on such assets but may be implemented on such date as the Board of Trustees may determine.

For MFS Intermediate Investment Grade Bond Fund, effective May 1, 2006, the fourth sentence of the paragraph entitled "Distribution and Service Fees" under section V "Description of Share Classes" is deleted. The following sentences are inserted after the fifth sentence of such paragraph:

Assets attributable to class B shares sold prior to May 1, 2006 are subject to the 0.25% per annum class B service fee. Assets attributable to all other class B shares are currently subject to a class B service fee equal to 0.15%; the remaining portion is not in effect on such assets but may be implemented on such date as the Board of Trustees may determine.



                 The date of this supplement is April 18, 2006.